Putnam
Money
Market
Fund

SEMIANNUAL REPORT

March 31, 1998

[LOGO: BOSTON * LONDON * TOKYO]




Fund highlights

* "The fund's neutral duration structure and conservative, quality-driven strategy again produced positive results during the past six months, since we were able to take advantage of income opportunities while remaining flexible for any changes that might lie ahead."
                                             -- Joanne Driscoll, manager
                                                Putnam Money Market Fund

   CONTENTS

 4 Report from Putnam Management

 8 Fund performance summary

12 Portfolio holdings

16 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[Copyright] Karsh, Ottawa

Dear Shareholder:

The financial troubles in Asia continued to dominate the capital markets during the first half of Putnam Money Market Fund's fiscal year, pushing aside worries that the continued strength in the U.S. economy would have inflationary implications. The rush of funds to the relative safety of the U.S. bond market did push yields on most bonds lower -- and their prices higher.

The Federal Reserve Board kept close watch on these events as you might expect. But in the end, the Fed remained on the sidelines, apparently content that the economic engine was still sufficiently under control.

In this environment, Fund Manager Joanne Driscoll continued to focus on maintaining capital preservation, superior credit quality, and liquidity, regardless of market conditions. In the following report, Joanne discusses her strategy during the six months ended March 31, 1998, and looks at prospects for the fiscal year's second half.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
May 20, 1998



Report from the Fund Manager
Joanne M. Driscoll

With the U.S. economy still marching forward and inflation staying quite low, the recent semiannual period brought few changes for money market investors. Once again, Putnam Money Market Fund delivered a competitive total return while maintaining a stable $1.00 share price as its ongoing focus on superior quality, preservation of capital, and current income continued to prove successful.

* ECONOMIC GROWTH CONTINUES; INFLATION REMAINS AT BAY

Despite concerns about fallout from the Asian financial crisis, the U.S. economy maintained a rather heady pace of expansion during the six months ended March 31, 1998. Indeed, incoming U.S. economic data showed more positive impact than negative consequences from the Asian tsunami as weaker demand in Asia pushed down worldwide commodities prices and long-term interest rates.

Isolated Asian-related pressures notwithstanding, most sectors and regions of the U.S. economy continue to evidence strong growth. During the fourth quarter of 1997, real gross domestic product rose at a robust 3.7% annual rate and analysts anticipate similar vibrancy for the first quarter of 1998. Consumers appear to be in excellent shape overall with strong employment and income gains helping to boost consumer confidence and spending.

While the economy continues to expand at a rate that would, in the past, have been considered a harbinger of inflationary pressures, current data show virtually no signs of higher inflation. The inflation rate for 1997 was just 1.4%, and so far the numbers for 1998 seem similarly low. Given such a benign environment, the Fed kept its monetary policy on hold throughout the period. In fact, the Fed has not raised the federal funds rate, the benchmark rate on overnight loans between banks, since March 1997. At that time, policymakers feared that strong economic demand would result in increased inflation.

* MONEY MARKET CONTINUES TO ATTRACT CASH

Money market investments remained attractive throughout the past six months, and the market continued to experience record inflows of investor cash. Despite the period's spate of strong U.S. economic data, many investors focused solely on the possibility of negative fallout from the Asian financial crisis, preferring to concentrate on more conservative, high-quality investments like money market funds. More and more U.S. investors were finding the liquidity, quality, and yields of money market funds attractive. Many of the world's investors continued to focus on the U.S. markets too, and money market funds such as yours reaped the benefits of this flight to quality in the form of solid growth in assets under management.

With Fed monetary policy on hold and the direction of interest rates uncertain, we have continued to keep the fund in a flexible position. During the recent period, this strategy meant keeping portfolio duration relatively neutral -- rather than short or long -- in order to take advantage of incrementally higher yields as they became available. One such opportunity arose at the end of 1997, when year-end corporate funding pressures forced up yields on certain high-quality corporate and bank money market issues. We took advantage of this situation to capture some extra yield by purchasing some securities with 30- and 45-day maturities, along with selected longer-maturity issues.

In fact, yields on most corporate and bank money market securities were more favorable than yields on Treasury securities throughout the period. As the economy's strength continued to reduce the government's borrowing needs, the supply of new Treasury securities kept falling. At the same time, Asian-inspired concerns kept investor demand for these securities high, pushing yields on Treasury securities lower. With its flexible duration structure, the fund was able to pursue various value and income opportunities among corporate and bank-issued securities throughout the period, laddering portfolio holdings across the maturity spectrum to preserve liquidity and remain ready for any changes that might occur.

* STAYING FOCUSED ON SUPERIOR QUALITY

Throughout the period, we again endeavored to structure the portfolio with holdings that would mature at dips rather than peaks in market demand. In that way, we can expect less competition when seeking to reinvest the assets from maturing securities and may be able to secure higher yields in the process. For example, when we took advantage of the year-end pop-up in yields on corporate and bank issues, we were careful to limit our purchase of January maturities to avoid a time period during which the supply of securities typically drops, making it harder to produce attractive reinvestments for the fund. Instead, we focused on maturities in February and March, months in which money market yields have historically tended to be higher.

As always, maintaining superior quality and preserving capital remain paramount elements of your fund's investment strategy. To this end, we continue to invest in a wide spectrum of top-quality traditional money market securities. These may include certificates of deposit, bank notes, government agency discount notes, and asset-backed commercial paper, debt obligations which are backed by a company's trade and term receivables, credit cards, auto loans, or other revenue streams and then securitized by credit enhancement features or bank letters of credit.

Our stringent quality standards remained in force throughout the period. In selecting investments for the portfolio, we always seek holdings that are rated by two or more nationally recognized rating services and receive at least two ratings within the top two categories. If the security has been rated by only one service, its rating must be within the service's top two categories. In fact, among our newly added corporate and bank holdings, we stayed with those of tier one quality, considered the highest quality level by the nationally recognized rating services. At period's end, all portfolio holdings were rated. If a security is unrated, however, it must be judged by Putnam Management to be of a quality equivalent to that of securities with ratings in the top two categories.

PERFORMANCE COMPARISONS (3/31/98)

                                               Current
                                               return*
------------------------------------------------------------------------------
Passbook savings account                        2.00%
------------------------------------------------------------------------------
Taxable money market fund (7-day yield)         5.05
------------------------------------------------------------------------------
3-month certificate of deposit                  4.12
------------------------------------------------------------------------------
Putnam Money Market Fund (7-day yield)
------------------------------------------------------------------------------
Class A                                         5.19
------------------------------------------------------------------------------
Class B                                         4.69
------------------------------------------------------------------------------
Class M                                         5.04
------------------------------------------------------------------------------

The net asset value of money market mutual funds is uninsured and designed to be fixed, while distributions vary daily. Investment returns will fluctuate. The principal value on passbook savings and on bank CDs is generally insured up to certain limits by state and federal agencies. Unlike stocks, which incur more risk, CDs offer a fixed rate of return. Unlike money market funds, bank CDs may be subject to substantial penalties for early withdrawals. After-tax return assumes a 39.5% maximum federal income tax rate.

*Sources: Bank of Boston (passbook savings), Bank Rate Monitor (3-month CDs), IBC/Donaghue's Money Fund Report (taxable money market fund compound 7-day yield).

* OUTLOOK: STAYING FLEXIBLE FOR WHAT LIES AHEAD

For the time being, it appears that economic strength and low inflation can indeed go hand in hand. With the Fed waiting to see how and if the Asian financial crisis will affect the U.S. economic engine, changes in short-term interest rates appear to be on hold for now. Should the economy begin to overheat, however, the Fed may be forced to raise rates. Your fund's neutral duration structure and conservative, quality-focused strategy position it well for this environment by providing the flexibility to capture any higher yields that become available.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 3/31/98, there is no guarantee the fund will continue to hold these securities in the future. An investment in this fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that a $1.00 share price will be maintained.

Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Money Market Fund is designed for investors seeking current income consistent with capital preservation, stable principal, and liquidity.

TOTAL RETURN FOR PERIODS ENDED 3/31/98

                            Class A             Class B             Class M
 (inception date)          (10/1/76)           (4/27/92)           (12/8/94)
                              NAV             NAV    CDSC             NAV
------------------------------------------------------------------------------
 6 months                     2.58%          2.33%  -2.67%            2.50%
------------------------------------------------------------------------------
 1 year                       5.25           4.73   -0.27             5.10
------------------------------------------------------------------------------
 5 years                     24.94          21.81   19.81            24.00
 Annual average               4.55           4.02    3.68             4.40
------------------------------------------------------------------------------
 10 years                    69.51          61.49   61.49            66.98
 Annual average               5.42           4.91    4.91             5.26
------------------------------------------------------------------------------
 Annual average
 (Life of fund)               7.45           6.92    6.92             7.29
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 3/31/98

                                            Lipper
                                             Money   Consumer
                                             Market   Price
                                            Average   Index
------------------------------------------------------------------------------
 6 months                                     2.45%   0.62%
------------------------------------------------------------------------------
 1 year                                       4.96    1.38
------------------------------------------------------------------------------
 5 years                                     24.20   12.95
 Annual average                               4.43    2.47
------------------------------------------------------------------------------
 10 years                                    68.44   39.23
 Annual average                               5.35    3.37
------------------------------------------------------------------------------
 Annual average
 (Life of fund)                               7.49    4.93
------------------------------------------------------------------------------

Fund performance data do not take into account any adjustment for taxes payable on reinvested distributions. Performance data represent past results and are not indicative of future returns. Investment returns will fluctuate. An investment in the fund is neither insured nor guaranteed by the U.S. government. There can be no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share. The fund's holdings do not match those in the Lipper average.

Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect the higher operating expenses applicable to such shares. One-, five- (when available), and life of fund returns for class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. All returns assume reinvestment of distributions at NAV and represent past performance; they do not guarantee future results.


PRICE AND DISTRIBUTION INFORMATION
6 months ended 3/31/98

                              Class A        Class B         Class M
------------------------------------------------------------------------------
Distributions (number)          6              6                6
------------------------------------------------------------------------------
Income                      $0.02554        $0.023051        $0.024786
------------------------------------------------------------------------------
  Total                     $0.02554        $0.023051        $0.024786
------------------------------------------------------------------------------
Current return
(end of period)
------------------------------------------------------------------------------
Current 7-day yield*          5.19%           4.69%            5.04%
------------------------------------------------------------------------------
Current 30-day yield*         5.15            4.65             5.00
------------------------------------------------------------------------------

*The 7-day and 30-day yields are the two most common gauges for measuring money market mutual fund performance.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares.

Class A shares generally are fund shares purchased with an initial sales charge. In the case of your fund, which has no sales charge, the reference is to shares purchased or acquired through the exchange of class A shares from another Putnam fund. Exchange of your fund's class A shares into another fund may involve a sales charge, however.

Class B shares generally are fund shares purchased with no initial sales charge but subject to a contingent deferred sales charge (CDSC) upon redemption. However, class B shares of your fund can be acquired only through exchange of class B shares from another fund or purchased by certain systematic plan shareholders. A contingent deferred sales charge is a charge applied at the time of redemption of class B shares and assumes redemption at the end of the period. The CDSC schedule will vary depending on whether the shares were acquired through exchange or through a systematic investment plan purchase. Consult your prospectus for details.

Class M shares generally have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption. In the case of your fund, which has no sales charge, exchange of your fund's class M shares into another fund may involve a sales charge, however.

COMPARATIVE BENCHMARKS

Lipper Money Market Fund Average, used for performance comparison purposes, is an arithmetic average of the total return of all money market mutual funds tracked by Lipper Analytical Services. Lipper is an independent rating organization for the mutual fund industry. Lipper rankings vary for other periods. The fund's holdings do not match those in the Lipper average. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund

International New Opportunities Fund

Investors Fund

New Opportunities Fund [DBL. DAGGER]

OTC & Emerging Growth Fund

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Strategic Income Fund *

High Quality Bond Fund +

Global Governmental Income Trust

High Yield Advantage Fund [DBL. DAGGER]

High Yield Total Return Fund

High Yield Trust [DBL. DAGGER]

High Yield Trust II

Income Fund

Money Market Fund **

Intermediate U.S. Government
Income Fund

Preferred Income Fund

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund**

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

LIFESTAGESM FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

*Formerly Putnam Diversified Income Trust II

+Formerly Putnam Federal Income Trust

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.

Contact Putnam for details.

[SECTION MARK] Not available in all states.

**An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.




Portfolio of investments owned
March 31, 1998 (Unaudited)

COMMERCIAL PAPER (79.2%) *                                                      MATURITY
PRINCIPAL AMOUNT                                                                  DATE                 VALUE

DOMESTIC (52.5%) *
------------------------------------------------------------------------------------------------------------
    $20,000,000  Asset Securitization Co-op Corp. 5.54s                          4/6/98          $19,981,533
     25,000,000  Asset Securitization Co-op Corp. 5.52s                          6/4/98           24,750,833
    100,000,000  Citicorp, interest in $115,000,000 joint discount
                   commercial paper, effective yield 6.1%                        4/1/98           99,983,055
     32,000,000  Corporate Asset Funding Co. Inc. 5.68s                          4/9/98           31,954,560
     17,000,000  Corporate Asset Funding Co. Inc. 5.45s                         4/23/98           16,940,807
     28,000,000  Corporate Receivables Corp. 5.53s                              4/28/98           27,879,569
     20,000,000  Corporate Receivables Corp. 5.52s                              5/27/98           19,825,200
     25,000,000  Corporate Receivables Corp. 5.52s                              5/19/98           24,812,167
     25,000,000  CXC Inc. 5.52s                                                 5/21/98           24,804,500
     25,000,000  CXC Inc. 5.49s                                                 4/20/98           24,923,750
     25,000,000  CXC Inc. 5.48s                                                 4/27/98           24,897,250
     30,000,000  Delaware Funding Corp. 5.57s                                    4/9/98           29,958,225
     31,000,000  Delaware Funding Corp. 5.49s                                   4/17/98           30,919,633
     16,655,000  Falcon Asset Securitization Corp. 5.55s                        4/16/98           16,613,918
     20,000,000  Falcon Asset Securitization Corp. 5 1/2s                       6/22/98           19,746,389
     20,000,000  Falcon Asset Securitization Corp. 5 1/2s                        6/5/98           19,798,333
     30,000,000  Falcon Asset Securitization Corp. 5 1/2s                       5/26/98           29,743,333
     20,000,000  Ford Motor Credit Co. of Puerto Rico, Inc. 5.47s               4/23/98           19,930,106
     15,000,000  Ford Motor Credit Co. of Puerto Rico, Inc. 5.46s               5/15/98           14,897,625
     30,000,000  Ford Motor Credit Corp. 5 1/2s                                  4/3/98           29,986,250
     25,000,000  Formosa Plastics Corp. (Bank of America
                   (LOC)) 5.55s                                                 4/21/98           24,919,063
     30,000,000  General Electric Capital Corp. 5.66s                           4/15/98           29,929,250
     35,000,000  General Electric Capital Corp. 5.54s                           4/16/98           34,913,822
     35,000,000  General Electric Capital Corp. 5.47s                           5/14/98           34,766,006
     30,000,000  General Motors Acceptance Corp. 5.53s                           5/1/98           29,857,142
     20,000,000  General Motors Acceptance Corp. 5.51s                          6/23/98           19,742,867
     42,000,000  General Motors Acceptance Corp., interest
                   in $50,000,000 joint discount commercial
                   paper, effective yield 6.12%                                  4/1/98           41,992,860
     21,000,000  HJ Heinz Company 5.51s                                          5/4/98           20,890,718
     25,000,000  Household Finance Corp. 5.54s                                  5/13/98           24,834,570
     41,000,000  Household Finance Corp., interest in
                   $50,000,000 joint discount commercial
                   paper, effective yield 6.1%                                   4/1/98           40,993,052
     30,000,000  International Business Machines Co. 5.53s                       4/2/98           29,990,783
     26,000,000  Morgan (J.P.) & Co., Inc. 5 1/2s                               6/15/98           25,698,111
     20,000,000  Morgan (J.P.) & Co., Inc. 5.48s                                4/15/98           19,954,333
     25,000,000  Merrill Lynch & Co., Inc. 5.7s                                 4/16/98           24,936,667
     25,000,000  Merrill Lynch & Co., Inc. 5.57s                                4/14/98           24,945,847
     25,000,000  Merrill Lynch & Co., Inc. 5.49s                                6/30/98           24,653,063
     25,000,000  Merrill Lynch & Co., Inc. 5.46s                                4/30/98           24,886,250
     20,000,000  Metlife Funding Inc. 5.52s                                      4/3/98           19,990,800
     20,000,000  National Rural Utilities Cooperative
                   Finance Corp. 5.48s                                          6/16/98           19,765,578
     20,000,000  NationsBank Corp. 5.53s                                         4/8/98           19,975,422
     20,000,000  NationsBank Corp. 5.38s                                        8/27/98           19,554,656
     40,000,000  New Center Asset Trust, interest in $50,000,000 joint discount commercial paper, effective
                   yield 6.1%                                                    4/1/98           39,993,222
     27,000,000  Orix America Inc. (Bank of America (LOC)) 5.37s                10/9/98           26,226,720
     30,000,000  Orix America Inc. (Bank of America (LOC)) 5.33s                10/9/98           29,147,200
     21,800,000  Preferred Receivable Fundings Corp. 5.55s                      5/14/98           21,652,123
     23,200,000  Preferred Receivable Fundings Corp. 5 1/2s                     6/22/98           22,905,811
     34,400,000  Sheffield Receivables Corp. 5.54s                               5/8/98           34,198,836
     25,000,000  Sheffield Receivables Corp. 5.54s                               4/2/98           24,992,306
     25,000,000  Sheffield Receivables Corp. 5 1/2s                             6/11/98           24,725,000
     15,000,000  U.S. Bancorp 5.42s                                             4/22/98           14,950,317
                                                                                              --------------
                                                                                               1,348,329,431
FOREIGN (26.7%) *
------------------------------------------------------------------------------------------------------------
    $20,000,000  Accor S.A. (Banque National de Paris (LOC))
                   5.57s (France)                                                4/6/98          $19,981,433
     25,000,000  Accor S.A. (Banque National de Paris (LOC))
                   5.55s (France)                                                4/7/98           24,973,021
     20,000,000  Abbey National North America Corp. 5.48s
                   (United Kingdom)                                             6/10/98           19,783,844
     20,000,000  Abbey National North America Corp. 5.44s
                   (United Kingdom)                                             5/18/98           19,854,933
     20,000,000  Abbey National North America Corp. 5.42s
                   (United Kingdom)                                             8/24/98           19,560,378
     25,000,000  ABN AMRO North American Finance 5.435s
                   (Netherlands)                                                9/25/98           24,328,174
     20,000,000  Banco Nacional de Mexico (Barclays Bank
                   (LOC)) 5.45s (United Kingdom)                                 5/6/98           19,891,000
     25,000,000  Banco Nacional de Mexico (Barclays Bank
                   (LOC)) 5.44s (United Kingdom)                                4/22/98           24,916,889
     15,000,000  Banco Nacional de Mexico (Barclays Bank
                   (LOC)) 5.45s (United Kingdom)                                4/13/98           14,970,479
     25,000,000  Bank of Montreal 5.47s (Canada)                                4/13/98           24,950,618
     30,000,000  Canadian Imperial Bank Of Commerce
                   5.495s (Canada)                                               4/7/98           29,967,946
     25,000,000  Cemex S.A. (Credit Suisse First Boston
                   (LOC)) 5.44s (Switzerland)                                   6/18/98           24,701,556
     15,000,000  China Merchants Inc. (Credit Suisse First
                   Boston (LOC)) 5.44s (Switzerland)                            5/29/98           14,866,267
     24,000,000  Commonwealth Bank Of Australia 5.43s
                   (Australia)                                                  9/15/98           23,391,840
     20,000,000  Contifinancial Corp. (Dresdner Bank AG
                   (LOC)) 5.65s (Germany)                                       4/22/98           19,930,944
     20,000,000  Contifinancial Corp. (Dresdner Bank AG
                   (LOC)) 5.55s (Germany)                                       4/30/98           19,907,500
     17,100,000  Corporacion Andina De Fomento (Barclays
                   (LOC)) 5.55s (United Kingdom)                                 5/4/98           17,010,368
     15,000,000  Corporacion Andina De Fomento (Barclays
                   (LOC)) 5.46s (United Kingdom)                                4/24/98           14,945,400
     60,000,000  Credit Suisse First Boston 5.43s (Switzerland)                 4/29/98           59,737,550
     20,000,000  Deutsche Bank 5.43s (Germany)                                   4/8/98           19,975,867
     25,000,000  Garanti Funding Corp. (Bayerische Vereinsbank
                   (LOC)) BVB 5.46s (Germany)                                    4/1/98           24,996,208
     15,000,000  Glencore Finance Services (Union bank
                   (LOC)) 5 1/2s (Switzerland)                                   5/5/98           14,919,792
     25,000,000  Glencore Finance Services (Union Bank
                   (LOC)) 5.45s (Switzerland)                                    5/5/98           24,867,535
     25,000,000  National Australia Bank 5.85s (Australia)                      10/5/98           25,023,890
     18,000,000  Rabobank USA Financial Corp. 5.57s
                   (Netherlands)                                                4/14/98           17,961,010
     20,000,000  Royal Bank Of Canada 5.94s (Canada)                            6/25/98           20,001,509
     25,000,000  Svenska Handelsbanken 6.08s (Sweden)                           5/28/98           25,000,816
     25,000,000  Svenska Handelsbanken 5.52s (Sweden)                           4/15/98           25,000,206
     25,000,000  Svenska Handelsbanken 5.44s (Sweden)                           8/24/98           24,448,444
     25,000,000  Toronto Dominion Holdings 5.48s (Canada)                       6/10/98           24,729,806
                                                                                              --------------
                                                                                                $684,595,223
                                                                                              --------------
                 Total Commercial Paper (cost $2,032,924,654)                                 $2,032,924,654


CERTIFICATES OF DEPOSIT (15.1%) *                                              MATURITY
PRINCIPAL AMOUNT                                                                 DATE                  VALUE
------------------------------------------------------------------------------------------------------------
    $23,000,000  Abbey National PLC 6.05s (United Kingdom)                       6/8/98          $22,998,874
     30,000,000  ABN AMRO Bank NV 6.15s (Netherlands)                           5/11/98           29,998,349
     25,000,000  ABN AMRO Bank NV 5.6s (Netherlands)                             9/3/98           24,999,892
     30,000,000  Banque Nationale De Paris 5.72s (France)                        7/2/98           30,007,318
     20,000,000  Banque Nationale De Paris 5.61s (France)                        9/3/98           19,999,914
     20,000,000  Canadian Imperial Bank Of Commerce
                   5.66s (Canada)                                               2/26/99           19,990,415
     30,000,000  Deutsche Bank 6.21s (Germany)                                  4/20/98           30,002,435
     20,000,000  Deutsche Bank 5.65s (Germany)                                   7/6/98           20,004,923
     25,000,000  Fleet National Bank 5.53s                                      5/20/98           25,000,000
     25,000,000  Landesbank Hessen Thuringen 6.03s (Germany)                    6/12/98           25,005,370
     14,000,000  Societe Generale 6.35s (France)                                4/15/98           14,002,711
     25,000,000  Societe Generale 6.17s (France)                                 5/8/98           25,004,446
     25,000,000  Societe Generale 5.945s (France)                               8/28/98           24,994,323
     16,000,000  Societe Generale 5.70s (France)                                 3/3/99           15,992,335
     20,000,000  Societe Generale 5.695s (France)                               3/23/99           19,990,419
     40,000,000  Westpac Banking Corp. 5.97s (Australia)                        8/13/98           39,995,679
                                                                                              --------------
                 Total Certificates of Deposit (cost $387,987,403)                              $387,987,403

BANK NOTES (5.1%) *                                                            MATURITY
PRINCIPAL AMOUNT                                                                 DATE                  VALUE
------------------------------------------------------------------------------------------------------------
    $25,000,000  First National Bank Of Boston 5.75s                            5/11/98          $25,000,000
     30,000,000  First National Bank Of Boston 5.71s                             4/1/98           30,000,000
     25,000,000  Morgan Guaranty Trust Co. 5.965s                               6/22/98           24,993,263
     25,000,000  Northern Trust Corporation 5.95s                               6/24/98           24,988,000
     25,000,000  Westpac Banking Corp. 6.0s (Australia)                        12/11/98           25,000,000
                                                                                              --------------
                 Total Bank Notes  (cost $129,981,263)                                          $129,981,263

REPURCHASE AGREEMENTS (1.0%) * (cost $24,610,067)
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
     24,606,000  Interest in $492,084,000 joint repurchase agreement dated March 31, 1998 with UBS Securities due
                   April 1, 1998 with respect to various U.S. Treasury
                   obligations -- maturity value of $24,610,067 for
                   an effective yield of 5.95%                                                   $24,610,067
------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $2,575,503,387) ***                                  $2,575,503,387
------------------------------------------------------------------------------------------------------------

*   Percentages indicated are based on net assets of $2,568,667,089
*** The aggregate identified cost on a tax basis is the same.

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
March 31, 1998 (Unaudited)

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at amortized cost (Note 1)                                $2,575,503,387
---------------------------------------------------------------------------------------------------
Cash                                                                                            699
---------------------------------------------------------------------------------------------------
Interest and other receivables                                                           18,758,592
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                   19,476,654
---------------------------------------------------------------------------------------------------
Total assets                                                                          2,613,739,332

Liabilities
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                       483,848
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                               41,865,361
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                              2,022,876
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                  341,418
---------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                23,170
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  4,999
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                      187,980
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                      142,591
---------------------------------------------------------------------------------------------------
Total liabilities                                                                        45,072,243
---------------------------------------------------------------------------------------------------
Net assets                                                                           $2,568,667,089

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Note 4)                                                             $2,568,667,089
---------------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per class A share
($2,120,075,334 divided by 2,120,075,334 shares) *                                            $1.00
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($389,416,654 divided by 389,416,654 shares)**                                                $1.00
---------------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per class M share
($59,175,101 divided by 59,175,101 shares)*                                                   $1.00
---------------------------------------------------------------------------------------------------

*  Offered at net asset value
** Class B shares are available only by exchange of class B shares from other Putnam funds and to certain systematic investment plan investors. For investors who acquired class B shares through an exchange, the applicable contingent deferred sales charge will depend on the fund which you exchanged.

The accompanying notes are an integral part of these financial statements.






Statement of operations
Six months ended March 31, 1998 (Unaudited)

Interest income                                                                        $73,113,244
--------------------------------------------------------------------------------------------------

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                         4,107,769
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                           3,020,827
--------------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                          22,597
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             6,836
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                    1,053,096
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                       45,149
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     39,936
--------------------------------------------------------------------------------------------------
Registration fees                                                                          162,721
--------------------------------------------------------------------------------------------------
Auditing                                                                                    29,895
--------------------------------------------------------------------------------------------------
Legal                                                                                       12,384
--------------------------------------------------------------------------------------------------
Postage                                                                                     82,331
--------------------------------------------------------------------------------------------------
Other                                                                                      387,066
--------------------------------------------------------------------------------------------------
Total expenses                                                                           8,970,607
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                (861,595)
--------------------------------------------------------------------------------------------------
Net expenses                                                                             8,109,012
--------------------------------------------------------------------------------------------------
Net investment income                                                                   65,004,232
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                   $65,004,232
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                   Six months ended         Year ended
                                                                                           March 31       September 30
                                                                                               1998*              1997
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                   $65,004,232       $130,577,733
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                     65,004,232        130,577,733
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                             (53,684,343)      (106,719,970)
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                              (9,805,030)       (21,583,487)
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                              (1,514,859)        (2,274,276)
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)                            (34,943,002)       476,931,642
----------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                                 (34,943,002)       476,931,642

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                   2,603,610,091      2,126,678,449
----------------------------------------------------------------------------------------------------------------------
End of period                                                                        $2,568,667,089     $2,603,610,091
----------------------------------------------------------------------------------------------------------------------

* Unaudited

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------
                              Six months
                                   ended                                                      For the eleven
Per-share                       March 31                                                        months ended       Year ended
operating performance         (Unaudited)                   Year ended September 30             September 30       October 31
------------------------------------------------------------------------------------------------------------------------------
                                    1998             1997             1996             1995             1994             1993
------------------------------------------------------------------------------------------------------------------------------
Net investment income             $.0255           $.0505           $.0507           $.0521           $.0299           $.0246
------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations              .0255            .0505            .0507            .0521            .0299            .0246
------------------------------------------------------------------------------------------------------------------------------
Total distributions              $(.0255)         $(.0505)         $(.0507)         $(.0521)         $(.0299)         $(.0246)
------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)           2.58 *           5.17             5.19             5.33             3.03 *           2.49
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                $2,120,075       $2,134,223       $1,659,288       $1,189,640       $1,101,171         $586,920
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .31 *            .57              .57              .62              .58 *            .70
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           2.59 *           5.06             5.00             5.23             3.03 *           2.48
------------------------------------------------------------------------------------------------------------------------------


Financial highlights (Continued)
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------
                              Six months
                                   ended                                                      For the eleven
Per-share                       March 31                                                        months ended       Year ended
operating performance         (Unaudited)                  Year ended September 30              September 30       October 31
------------------------------------------------------------------------------------------------------------------------------
                                    1998             1997             1996             1995             1994             1993
------------------------------------------------------------------------------------------------------------------------------
Net investment income             $.0231           $.0455           $.0457           $.0469           $.0251           $.0195
------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations              .0231            .0455            .0457            .0469            .0251            .0195
------------------------------------------------------------------------------------------------------------------------------
Total distributions              $(.0231)         $(.0455)         $(.0457)         $(.0469)         $(.0251)         $(.0195)
------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)           2.33 *           4.65             4.67             4.80             2.54 *           1.98
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                  $389,417         $410,885         $438,316         $256,533         $194,187          $22,777
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .56 *           1.07             1.07             1.12             1.03 *           1.20
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           2.32 *           4.57             4.51             4.75             2.77 *           1.98
------------------------------------------------------------------------------------------------------------------------------


Financial highlights (Continued)
(For a share outstanding throughout the period)

CLASS M
-------------------------------------------------------------------------------------------------------------------------------
                                                                Six months
                                                                     ended                                     For the period
Per-share                                                         March 31                                       Dec. 8, 1994+
operating performance                                           (Unaudited)           Year ended September 30      to Sep. 30
-------------------------------------------------------------------------------------------------------------------------------
                                                                      1998             1997             1996             1995
-------------------------------------------------------------------------------------------------------------------------------
Net investment income                                               $.0248           $.0490           $.0490           $.0434
-------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                .0248            .0490            .0490            .0434
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                $(.0248)         $(.0490)         $(.0490)         $(.0434)
-------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                             2.50 *           5.01             5.02             4.43 *
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                     $59,175          $58,502          $29,075           $8,440
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                              .38 *            .72              .72              .67 *
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                             2.51 *           4.92             4.82             4.29 *
-------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended September 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).





Notes to financial statements
March 31, 1998 (Unaudited)

Note 1
Significant accounting policies

Putnam Money Market Fund (the "fund"), is registered under the Investment Company Act of 1940, as amended as a diversified, open-end management investment company. The fund seeks current income consistent with preservation of capital and maintenance of liquidity. The fund achieves its objective by investing in a portfolio of high-grade short-term obligations. The fund may invest up to 100% of its assets in the banking industry and in commercial paper and short-term corporate obligations of issuers in the personal credit institution and business credit industries.

The fund offers class A, class B and class M shares. Each class of shares is sold without a front-end sales charge. Class B shares are offered only in exchange for class B shares of other Putnam funds, or purchased by certain systemic investments plans. Shareholders who acquired class B shares through an exchange are subject to the same contingent deferred sales charge schedule as the fund from which they were exchanged. Class B shares, which convert Class A shares, after approximately eight years, pay an ongoing distribution fee, and are subject to a contingent deferred sales charge if the shares are redeemed within six years of purchase (including any holding period of the shares in other Putnam funds). Class M shares pay an ongoing distribution fee lower than class B shares but are not subject to a contingent deferred sales charge.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation The valuation of the fund's portfolio instruments is determined by means of the amortized cost method as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at cost originally and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc.. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Security transactions Security transactions are accounted for on the trade date (date the order to buy or sell is executed).

D) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

E) Interest income and distributions to shareholders Interest is recorded on the accrual basis. Income dividends (and distributions of realized gains, if any) are recorded daily by the fund and are distributed monthly to the shareholders.

F) Amortization of bond premium and accretion of bond discount Premiums and discounts from purchases of short-term investments are amortized/accreted using the straight-line method.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.50% of the first $100 million of average net assets, 0.40% of the next $100 million, 0.35% of the next $300 million, 0.325% of the next $500 million, and 0.30% of any amount over $1 billion.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended March 31, 1998, fund expenses were reduced by $861,595 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $1,600 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class B shares and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.75% and 1.00% of the average net assets attributable to class B and class M shares, respectively. The Trustees currently limit payment by the fund to an annual rate of 0.50% and 0.15% of the average net assets attributable to class B and class M shares, respectively.

For the six months ended March 31, 1998, Putnam Mutual Funds Corp., acting as underwriter received $1,618,494 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended March
31, 1998, Putnam Mutual Funds, Corp., acting as the underwriter received no monies in contingent deferred sales charges from redemptions of class A shares acquired through an exchange from another fund. For the six months ended March 31, 1998, Putnam Mutual Funds Corp., acting as underwriter received no monies on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended March 31, 1998, purchases and sales (including maturities) of investment securities (all short-term obligations) aggregated $28,987,458,668 and $28,911,694,935, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At March 31, 1998, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares at a constant net asset value of $1.00 per share were as follows:

                           Six months ended       Year ended
                                   March 31     September 30
------------------------------------------------------------
Class A                                1998             1997
------------------------------------------------------------
Shares sold                   3,471,156,552   15,480,603,384
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                    50,455,759      101,004,236
------------------------------------------------------------
                              3,521,612,311   15,581,607,620

Shares
repurchased                  (3,535,760,104) (15,106,672,041)
------------------------------------------------------------
Net (decrease)
increase                        (14,147,793)     474,935,579
------------------------------------------------------------

                           Six months ended       Year ended
                                   March 31     September 30
------------------------------------------------------------
Class B                                1998             1997
------------------------------------------------------------
Shares sold                     983,852,782    2,550,729,879
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     8,904,403       19,704,929
------------------------------------------------------------
                                992,757,185    2,570,434,808

Shares
repurchased                  (1,014,225,895)  (2,597,865,336)
------------------------------------------------------------
Net decrease                    (21,468,710)     (27,430,528)
------------------------------------------------------------

                           Six months ended       Year ended
                                   March 31     September 30
------------------------------------------------------------
Class M                                1998             1997
------------------------------------------------------------
Shares sold                     168,470,641      431,207,895
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     1,431,535        2,183,663
------------------------------------------------------------
                                169,902,176      433,391,558

Shares
repurchased                    (169,228,675)    (403,964,967)
------------------------------------------------------------
Net increase                        673,501       29,426,591
------------------------------------------------------------




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Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

William J. Curtin
Vice President

William F. McGue
Vice President

Joanne M. Driscoll
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

SA039-42047 010/879/534   5/98